UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 14, 2001



                        MEGA MICRO TECHNOLOGIES GROUP
       (Exact name of registrant as specified in charter)


     NEVADA                                       88-0287451
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     2887 North Green Valley Pkwy, Suite 380
     Henderson, Nevada                            89014
     (Address of Principal Executive Office)      (Zip Code)

                               (702) 260-0900
              (Registrant's Executive Office Telephone Number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Not applicable.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable
ITEM 5.   OTHER EVENTS

      Management announced in a press release dated February 14, 2001(filed herewith) a deficiency in the previous auditor's qualifications to certify the 1999 audit. This deficiency may impact the reliability of the audit, thus requiring a re-audit of fiscal 1999. Weaver & Martin, the Company's current auditor for fiscal 2000, agreed to issue an engagement letter for the purposes of auditing fiscal 1999.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

     Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

     Not applicable.

EXHIBITS
99*  Press Release Dated February 14, 2001
______
*Filed herewith

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEGA MICRO TECHNOLOGIES GROUP

                                        By /s/ Thomas Embrogno
                                           Thomas Embrogno, Jr, President


Date: February 14, 2000